UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                               April 18, 2005


                    FIRST AMERICAN CAPITAL CORPORATION
             (Exact name of company as specified in its charter)


	KANSAS			   0-25679		    48-1187574
(State or other jurisdiction (Commission file number)     (IRS Employer
       of incorporation)			       Identification Number)

                       1303 S.W. First American Place
                   (Address of principal executive offices)


                            Topeka, Kansas 66604
                         (City, State and Zip Code)


                               (785) 267-7077
              (Registrant's telephone number, including area code)

         (Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

	First American Capital Corporation and Richard H. Katz entered into an Employment Agreement dated April 18, 2005, executed by both parties on that date, and effective as of February 7, 2005. The Employment Agreement establishes a six month initial term of employment, at-will employment following the initial term, duties, compensation, benefits, expenses, and conflicts of interest, among other provisions.

Item 9.01.  Financial Statements and Exhibits

	Exhibit 10.11	Employment Agreement between First American Capital
Corporation and Richard H. Katz dated April 18, 2005.

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            		First American Capital Corporation
            			(Registrant)


Date: 4/22/2005	             By:/s/ John F. Van Engelen
            			John F. Van Engelen
            			President & CEO


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